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EXHIBIT 32.2

Union Carbide Corporation and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Edward W. Rich, Vice President, Treasurer and Chief Financial Officer of Union Carbide Corporation (the "Corporation"), certify that:

1.
the Annual Report on Form 10-K of the Corporation for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ EDWARD W. RICH Edward W. Rich Vice President, Treasurer and Chief Financial Officer February 18, 2005

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Union Carbide Corporation and Subsidiaries Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002